Schedule of Financial Income (Expense) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Nonoperating Income (Expense) [Abstract]
Bank charges	$ (63)	$ (62)	$ (47)
Changes in fair value of warrants to purchase preferred shares	(4,309)	(1,446)	(176)
Exchange rate gain (loss), net	(1,817)	307	121
Total expenses	(6,189)	(1,201)	(102)
Interest income	201	77	106
Total financial income (expenses), net	$ (5,988)	$ (1,124)	$ 4